UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2021

CTO REALTY GROWTH, INC.

(Exact name of registrant as specified in charter)

Commission File Number: 001-11350

Maryland	59-0483700
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1140 N. Williamson Blvd., Suite 140, Daytona Beach, Florida 32114

(Address of principal executive offices, including zip code)

(386) 274-2202

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.01 par value per share	CTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On July 1, 2021, CTO Realty Growth, Inc. (the “Company”) filed Articles Supplementary (the “Articles Supplementary”) to the Company’s charter with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”), which classified and designated 3,000,000 shares of the Company’s 6.375% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”). A summary of the material terms of the Series A Preferred Stock is set forth under the caption “Description of the Series A Preferred Stock” in the Company’s prospectus supplement, dated June 28, 2021, which forms a part of the Company’s registration statement on Form S-3 (Registration No. 333-254970), and is hereby incorporated by reference into this Item 3.03.

The Series A Preferred Stock will rank senior to all classes or series of the Company’s common stock, par value $0.01 per share (the “Common Stock”), with respect to distribution rights and rights upon voluntary or involuntary liquidation, dissolution or winding up of the Company. Upon issuance of the Series A Preferred Stock, the ability of the Company to declare dividends with respect to, or redeem, purchase or acquire, or make a liquidation payment on, any other shares of capital stock ranking junior to or on a parity with the Series A Preferred Stock, will be subject to certain restrictions in the event that the Company does not declare dividends on the Series A Preferred Stock during any dividend period. When, as, and if authorized by the Company’s board of directors and declared by the Company, dividends on the Series A Preferred Stock will be payable quarterly in arrears on or about March 31, June 30, September 30 and December 31 of each year, beginning on September 30, 2021. Dividends on the Series A Preferred Stock are cumulative.

The Series A Preferred Stock will generally not be redeemable by the Company before July 6, 2026, except in limited circumstances to preserve the Company’s status as a real estate investment trust (“REIT”) and except as described below upon the occurrence of a change of control (as defined in the Articles Supplementary). On and after July 6, 2026, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not authorized or declared) up to, but excluding, the date of redemption. The Series A Preferred Stock has no stated maturity date and is not subject to any sinking fund or mandatory redemption provisions and will remain outstanding indefinitely unless redeemed or otherwise repurchased by the Company or converted in connection with a change of control by holders of the Series A Preferred Stock as described below.

Upon the occurrence of a change of control, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part within 120 days after the first date on which such change of control occurred, by paying $25.00 per share, plus any accrued and unpaid dividends up to, but excluding, the date of redemption. In addition, upon the occurrence of a change of control, each holder of Series A Preferred Stock will have the right (unless the Company has provided notice of its election to redeem the Series A Preferred Stock) to convert some or all of the Series A Preferred Stock held by such holder into a number of shares of Common Stock determined by a formula, on the terms and subject to the conditions described in the Articles Supplementary.

Holders of the Series A Preferred Stock generally have no voting rights, except for limited voting rights, including if the Company fails to pay dividends on the Series A Preferred Stock for six or more quarterly periods (whether or not consecutive).

The shares of the Series A Preferred Stock are subject to certain restrictions on ownership and transfer designed to preserve the Company’s qualification as a REIT for U.S. federal income tax purposes.

The foregoing description is not complete and is qualified in its entirety by the full terms of the Series A Preferred Stock as set forth in the Articles Supplementary. A copy of the Articles Supplementary is filed as Exhibit 3.2 to the Company’s Registration Statement on Form 8-A filed with the Securities and Exchange Commission on July 1, 2021, and the information in the Articles Supplementary is incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2021, the Company filed the Articles Supplementary with the SDAT designating the powers, preferences and privileges of the Series A Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this report, including the summary description of the powers, preferences and privileges of the Series A Preferred Stock, is hereby incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

On June 28, 2021, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, as representative of the underwriters named in Schedule A thereto (collectively, the “Underwriters”) to issue and sell (the “Offering”) 3,000,000 shares of Series A Preferred Stock at a public offering price of $25.00 per share. The Offering is expected to close on July 6, 2021, subject to customary closing conditions. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Venable LLP, Maryland counsel to the Company, relating to the legality of the shares of Series A Preferred Stock is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of June 28, 2021, between the Company and Wells Fargo Securities, LLC, as representative of the underwriters named in Schedule A thereto.

3.1	Articles Supplementary, designating the Company’s 6.375% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form 8-A filed by the Company with the Securities and Exchange Commission on July 1, 2021).

5.1	Opinion of Venable LLP.

23.1	Consent of Venable LLP (contained in its opinion filed as Exhibit 5.1 and incorporated herein by reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTO REALTY GROWTH, INC.

By:	/s/ Matthew M. Partridge
Name: Matthew M. Partridge
Title: Senior Vice President, Chief Financial Officer and Treasurer

Date: July 1, 2021

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